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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 4, 2003


                            G-III Apparel Group, Ltd.
               (Exact name of issuer as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


                0-18183                               41-1590959
        (Commission File Number)         (IRS Employer Identification No.)


                               512 Seventh Avenue
                               New York, NY 10018
                    (Address of Principal Executive Offices)

        Registrant's telephone number, including area code (212) 403-0500


                                      None
         (Former Name or Former Address, if Changed Since Last Report.)







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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS.

         (a)      Financial Statements.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits

                  99.1. Press Release of G-III Apparel Group, Ltd. (the "Company") issued on September 4, 2003 relating to its second quarter earnings.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On September 4, 2003, the Company announced its results of operations for the three and six month periods ended July 31, 2003. A copy of the press release issued by the Company relating thereto is furnished herewith as Exhibit 99.1.

Limitation on Incorporation by Reference

         In accordance with General Instruction B.6 of Form 8-K, the information in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.









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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       G-III Apparel Group, Ltd.


                                       By: /s/ Wayne Miller
                                           -----------------------------
                                           Wayne S. Miller
                                           Chief Financial Officer


Dated: September 4, 2003